MERRILL LYNCH VARIABLE SERIES FUNDS, INC./

MERRILL LYNCH AMERICAN BALANCED V.I. FUND

SERIES # 8

FILE # 811-3290

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	AMOUNT PURCHASED	ISSUE SIZE	LIST OF UNDERWRITERS
7/23/2004	Gazprom 7.2% 2/1/20	$65,000	$1,250,000,000	ABN AMRO Morgan Stanley Merrill Lynch
8/11/2004	SBC Communications 5.63% 6/15/16	$60,000	$750,000,000

Citigroup Global Markets Inc.

J.P. Morgan Securities Inc.

Barclays Capital Inc.

ABN AMRO Incorporated

Banc of America Securities LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

Credit Suisse First Boston LLC

HSBC Securities (USA) Inc.

Lehman Brothers Inc.

Merrill Lynch

Morgan Stanley & Co.

UBS Securities LLC

Greenwich Capital Markets, Inc.

Muriel Siebert & Co., Inc.

Blaylock & Partners, L.P.

The Williams Capital Group L.P.

Guzman & Company

Utendahl Capital Partners, L.P.

9/15/2004	Prudential Financials Inc 5.10% 9/20/14	$60,000	$1,000,000,000	Merrill Lynch UBS Securities LLC
9/28/2004	Telecom Italia Capital 4% 1/15/10	$215,000	$2,000,000,000	Goldman, Sachs & Co J.P. Morgan Securities Inc Lehman Brothers Inc Merrill Lynch International Morgan Stanley & Co. Incorporated
10/4/2004	General Mills	3,000	33,000,000	Citigroup Global Markets Inc. Merrill Lynch Morgan Stanley & Co. Lehman Brothers Inc.
10/26/2004	Westfield Capital Corp 5.13% 11/15/14	$90,000	$1,400,000,000	Citigroup Global Markets Inc J.P. Morgan Securities Inc.. ABN AMRO . Deutsche Bank Securities Inc Barclays Bank PLC Merrill Lynch
10/27/2004	SBC Communications 6.15% 9/15/34	$20,000	$500,000,000

Citigroup Global Markets Inc.

J.P. Morgan Securities Inc.

Barclays Capital Inc.

ABN AMRO Incorporated

Banc of America Securities LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

Credit Suisse First Boston LLC

HSBC Securities (USA) Inc.

Lehman Brothers Inc.

Merrill Lynch

Morgan Stanley & Co.

UBS Securities LLC

Greenwich Capital Markets, Inc.

Muriel Siebert & Co., Inc.

Blaylock & Partners, L.P.

The Williams Capital Group L.P.

Guzman & Company

Utendahl Capital Partners, L.P.

11/8/2004	Barrick Gold Finance Inc. 4.88% 11/15/24	$55,000	$350,000,000

Morgan Stanley & Co.

Deutsche Bank Securities Inc

Citigroup Global Markets Inc

J.P. Morgan Securities Inc

RBC Capital Markets Corporation

Scotia Capital (USA) Inc

UBS Securities LLC

Barclays Capital Inc

Goldman, Sachs & Co

Harris Nesbitt Corp

HSBC Securities (USA) Inc

Merrill Lynch

11/8/2004	Bellsouth Corp 6% 11/15/34	$180,000	$700,000,000

J.P. Morgan Securities Inc.

Lehman Brothers Inc.

Goldman, Sachs & Co.

Morgan Stanley & Co. Incorporated

Citigroup Global Markets Inc.

Greenwich Capital Markets, Inc.

Credit Suisse First Boston LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Merrill Lynch

Mitsubishi Securities International

JBS Securities LLC

Wachovia Capital Markets, LLC

The Williams Capital Group, L.P.

Blaylock & Partners, L.P.

Morgan Keegan & Company, Inc.

National Australia Bank Limited, London Branch

SunTrust Capital Markets, Inc.

11/15/2004	Amgen Inc 4% 11/18/09	$130,000	$1,000,000,000

Merrill Lynch

Morgan Stanley & Co.

Barclays Capital inc

Bear, Stearns & Co. Inc

Citigroup Global Markets Inc

Credit Suisse First Boston LLC

Goldman, Sachs & Co

J.P. Morgan Securities Inc

Mitsubishi Securities International

11/15/2004	Boston Scientific 4.25% 1/12/11	$60,000	$250,000,000

Merrill Lynch

UBS Securities

Wachovia Capital

ABN AMRO

Banc of America Securities

BNP Paribas Sec.

Deutsche Bank Sec.

JP Morgan Sec.

Allied Irish Banks

BBVA Securities

Greenwich Capital Markets

KeyBanc Capital Markets

Mellon Financial

11/22/2004	TXU Corporation 4.8% 11/15/09	$120,000	$1,000,000,000	Citigroup Global Markets Inc Merrill Lynch Wachovia Capital Markets, LLC ABN AMRO Incorporated Calyon Securities (USA) Inc Commerzbank Capital Markets
12/7/2004	Dana Corp 5.85% 1/15/15	65,000	450,000,000

Banc of America Securities LLC

J.P. Morgan Securities Inc

Citigroup Global Markets Inc

Deutsche Bank Securities Inc

Merrill Lynch

Wachovia Capital Markets, LLC

BNP Paribas Securities Corp

HSBC Securities (USA) Inc

KeyBanc Capital Markets, A Division of McDonald Investment

SunTrust Capital Markets, Inc

12/8/2004	Nationwide Mutual (North Front Pass-Through Trust) 5.81% 12/15/24	$20,000	$400,000,000	J.P. Morgan Securities Inc Merrill Lynch UBS Securities LLC ABN AMRO Incorporated Bear, Steams & Co. Inc Lehman Brothers Inc Morgan Stanley & Co. Wachovia Capital Markets, LLC